NOVEMBER 18, 2021 2021 4TH QUARTER & FISCAL 2021 EARNINGS CALL Exhibit 99.2

Disclosure notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended September 30, 2020 and subsequent filings with the U.S. Securities and Exchange Commission. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure can be found in the Appendix as well as Company’s latest Form 8-K, filed with the SEC on November 18, 2021.

President & chief executive officer Julian francis

REFLECTIONS ON FY'21

Generated record net sales, net income and Adjusted EBITDA*
- Capturing market tailwinds and leveraged price execution, while managing costs
- Successfully navigating challenging supply chains to effectively serve our customers

Produced organic growth across all three lines of business (LOB)
- Created new analytics to support sales, pricing and operations at a local level
- Focus on bottom quintile branches yielded results with sales growth ~15% YoY & >$50M bottom line contribution in FY'21

Successfully closed divestiture of Interior Products business
- Returned Beacon to exteriors focus with significant exposure to attractive non-discretionary R&R and residential markets

Strengthened balance sheet providing capacity to invest in growth
- Divestiture proceeds & refi transactions provided for debt reduction, lengthened maturities, lower cash interest

Filled and onboarded key leadership positions and sharpened focus on strategic initiatives
- Additions of high-caliber talent at executive level and across the organization
- Four strategic initiatives designed to improve growth, efficiency and profitability drove tangible results

Enhanced ESG efforts and continued to work safely during COVID resurgence
- Renewed our core values, reduced our carbon footprint and recognized diverse leaders in our industry

Transformational actions in FY'21 have set the stage for our long-term ambition

*Non-GAAP measure; see Appendix for definition and reconciliation
Note: All full year information and comparisons reflect Continuing Operations

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BEACON

4TH QUARTER HIGHLIGHTS

Net Income ($M)



$ 68
3.9%
$ 105
5.6%
$ 91
5.2%
$ 127
6.8%
GAAP
Adj. NI*
Q4'20
Q4'21

Adj. EBITDA* ($M)



$ 169
9.6%
$ 208
11.1%
Q4'20
Q4'21

Record fourth quarter net sales, net income and Adjusted EBITDA*

- Sales growth vs. strong prior year comparable that included record shingle volumes
- Focused execution and significant gross margin expansion YoY
- Ended Q4'21 with a growing backlog

Adjusted EBTIDA* of $208M, up ~23% YoY

- Net sales up ~7% YoY with growth in all three LOBs & favorable price execution
- Working jointly with vendors is key to success in challenging supply chain environment
- Gross margins up 200 bps YoY; Continued OpEx discipline
- 2nd consecutive quarter with MSD net income margin and DD Adj. EBITDA* margin

Continued to build a culture based on our values

- 3rd annual Beacon of Hope contest improving the lives of Veterans
- Inaugural Robert R. Buck Scholarship assists children of employees achieve potential

Acquired Midway Wholesale on November 1st

- Premier distributor in the Central Midwest incl the fast-growing Kansas City MSA
- 10 locations across KS, MO and NE expanding our footprint to key Midwest markets
- Annual sales of ~$130M with a strong track record of quality & reliability

*Non-GAAP measure; see Appendix for definition and reconciliation

Note: All quarterly information and comparisons reflect Continuing Operations

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BEACON

STRATEGIC INITIATIVES

Organic Growth	Digital Platform	Beacon OTC® Network	Branch Operating Performance
• Pricing analytics & execution support capabilities • Targeted strategies focused on winning high-growth segments	• Most complete digital offering within building products distribution • Important value-add for customers	• Raise customer service levels • Develop high caliber talent in logistics & field operations • Opportunity for $50-100M inventory reduction	• Improve operating performance of lowest quintile branches • Drive operating efficiencies across network
• **Customer retention & new account focus contributed to top-line growth YoY** • **National accounts up ~25% in FY'21 led by our homebuilding customers**	• **~50% growth in active users versus prior year quarter** • **FY'21 digital sales achieved ~13% of total; Ahead of prior year exit rate** • **Launched PRO+ & becn.com integrated digital experience**	• **State-of-the-art Houston hub opened in October with product flow designed for efficiency and capacity** • **EPA SmartWay Partner status accelerating adoption of fuel-saving practices**	• **Bottom quintile branch initiative driving improvement across the P&L** • **FY'21 sales growth faster than the company rate and contributed >$50M bottom line improvement**

Strategies focused on achieving top-line growth and bottom-line efficiency

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BEACON

Executive vice president & chief financial officer Frank lonegro

Q4 SALES AND MIX



Net Sales ($M)
$ 1,755
$ 1,875
+6.9%
Q4'20
Q4'21



Net Sales Mix
22%
25%
53%
Non-residential
Residential
Complementary



Net Sales by Line of Business ($M)
$ 965
$ 995
+3.1%
$ 443
$ 474
+7.0%
$ 348
$ 407
+17.0%
Residential
Non-residential
Complementary
Q4'20
Q4'21

Sales growth of ~7%
- Sales growth across all three lines of business
- Higher prices offset volume decline vs. strong prior year comp
- Strong market fundamentals and growing backlog

Residential sales up ~3%
- Price execution; R&R and new construction demand continues
- Sales up ~50% with large homebuilding customers; New construction cycle-times continue to elongate
- Volumes decreased vs. PY record shingle comparable, driven by COVID-19 snapback and higher storm/hail demand in PYQ

Non-residential sales up ~7%
- Price realization offset inflation
- Continuing to experience long lead times & challenging supply chains

Complementary sales up ~17%
- Higher prices across nearly all products
- ~80% exposure to residential market

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BEACON

Q4 MARGIN & EXPENSE

Gross Margin



25.1%
25.4%
25.3%
27.6%
27.1%
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

Headcount



6,460
6,388
6,410
6,620
6,667
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

Operating Expense ($M)



$ 325
$ 350
$ 292
$ 321
18.5%
18.6%
16.6%
17.1%
GAAP
Adj. OpEx*
Q4'20
Q4'21

Sales Per Hour Worked**
(Indexed to Q2'20)



100
145
137
139
121
148
146
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

Gross margin +200 bps YoY

- Pricing execution and favorable timing benefit
- Price-cost ~220 bps favorable; Partially offset by sales mix

Adj. OpEx* increased by $29M YoY

- Higher incentive comp, selling expenses and inflation (e.g., wage, fuel, lease)
- Cycling certain temp cost actions taken in 2020 in response to COVID-19 (e.g., T&E)
- Filling vacancies / retaining drivers; Staffed to meet growing backlog

Labor productivity up ~50% from pre-pandemic levels

*Non-GAAP measure; see Appendix for definition and reconciliation
**Hours worked reflect all company-wide hourly employees, but exclude salaried/commission-based personnel
Note: All quarterly information and comparisons reflect Continuing Operations

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BEACON

STRENGTHENED FINANCIAL FLEXIBILITY

Operating Cash Flow ($M)



$167
$125
$103
$98
($39)
($33)
($84)
($86)
Q1'21
Q2'21
Q3'21
Q4'21
GAAP
Adj. OCF*

Net Inventory ($M)**



$916
$1,082
$865
$937
$948
$1,034
$937
$947
$951
$874
$871
$953
$1,087
$1,171
$1,085
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

Net Debt Leverage*



6.1
5.3
4.7
4.8
2.9
2.4
2.1
Q2'20***
Q4'20***
Q2'21
Q4'21

Q4'21 Proforma Debt Maturity by Year ($M)****



$0
$300
$1,000
$350
2022
2025
2026
2027
2028
2029
ABL
Secured Notes
Term Loan
Unsecured Notes

Solid cash flow and strong liquidity

- Q4'21 Adjusted OCF* $167M
  - Invested in inventory to meet growing backlog
  - Reset of days payable to pre-COVID levels
  - Higher AR balances due to stronger sales
- ~$1.5B liquidity (undrawn ABL capacity + cash)
- Expect transition period OCF to be positive vs. typical quarterly cash use

De-risked balance sheet

- Net debt leverage* of 2.1x
- No meaningful debt due until 2026

Enabling strategic investments

- Three greenfield branches in FY'21 in rapidly growing TX and FL markets
- Opened Houston Hub in October
- Midway Wholesale acquisition on November 1st; 10 locations across KS, MO and NE

Significant ability to invest in value-creating growth opportunities

*Non-GAAP measure; see Appendix for definition and reconciliation
**All periods presented are balances from continuing operations only
***Calculation for these periods include amounts derived from combined operations – see slide 18 for further detail
****Calendar year maturities shown as of Q4'21; excl impact of debt issuance cost amortization & required $10M annual paydown of Term Loan

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BEACON

President & chief executive officer Julian francis

CLOSING THOUGHTS

Expect transition period (CY'Q4) net sales growth of +MSD YoY including the benefits of the 11/1 acquisition of Midway Wholesale

- Underlying fundamentals in residential remain positive
- Growing commercial backlog and solid demand trends
- Continuing to experience supply chain challenges & lengthening project cycle times

CY'Q4 gross margins expected to be up ~100 bps vs. the prior year period

- Continuing benefit of price execution
- Higher non-residential & complementary mix YoY

Expect strong finish to calendar year 2021 (CY'21)

- CY'Q4 Adjusted EBITDA* expected to be $155M – 165M vs. $143M PYQ (~+8 – 15%)
- CY'21 Adjusted EBITDA* expected to be $667M – $677M vs. $465M CY'20 (~+43 – 46%)

Beacon is strategically and financially positioned for continued growth

*Non-GAAP measure; see Appendix for definition and reconciliation
Note: All quarterly information, forecasts and comparisons reflect Continuing Operations

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BEACON

Reconciliations: non-gaap financial measures FY2020-2021 results by Quarter (Continuing operations) We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. * Q2 2020 amounts include the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company’s rebranding efforts. For additional information see our latest Form 8-K, filed with the SEC on November 18, 2021.

Reconciliations: non-gaap financial measures CY2020-2021 results (Continuing operations) These tables are presented to provide comparative results in accordance with the Company’s publicly announced transition to a December 31 fiscal year-end that will commence with the fiscal year beginning on January 1, 2022. For additional detail by quarter for each period, see slide 15. We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

Reconciliations: non-gaap financial measures ADJUSTED OPERATING CASH FLOW We define Adjusted Operating Cash Flow as net cash provided by (used in) operating activities (as calculated on a GAAP basis) excluding the impact of discontinued operations and other non-recurring cash activity related to the Company’s divestiture of its Interior Products business to Foundation Building Materials (“FBM”). * Cash collected on behalf of, and due to, FBM as part of the ongoing transaction services agreement.

Reconciliations: non-gaap financial measures Net debt leverage We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters. * Historical quarterly Adjusted EBITDA totals used in the calculation of Net Debt Leverage are presented on an as-reported basis, therefore the calculations for the periods ended March 31, June 30, and September 30, 2020 are based on Adjusted EBITDA from combined operations (see slide 19 for reconciliations). Beginning with the period ended December 31, 2020, the Company began presenting its Interior Products business as discontinued operations, therefore the calculations of Net Debt Leverage for the periods ended December 31, 2020 and March 31, June 30, and September 30, 2021 are based on Adjusted EBITDA from continuing operations (see slide 15 for reconciliations).

Reconciliations: non-gaap financial measures FY2019-2020 results by Fiscal Quarter (combined operations) This table is presented for purposes of reconciling Adjusted EBITDA amounts utilized in the calculation of Net Debt Leverage for historical periods presented on slide 18. We define Adjusted EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. * Q2 2020 amounts include the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company’s rebranding efforts.

Reconciliations: non-gaap financial measures *Composed of Acquisition costs, Restructuring costs and COVID-19 impacts. TRANSITION PERIOD AND CY’2021 guidance: Adjusted ebitda